                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                              (Curtis J. Crawford)


      I hereby appoint Steven P. Hanson, Dario Sacomani and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.

Dated:  February 7, 2002



                             /s/   CURTIS J. CRAWFORD
                             ------------------------
                               Curtis J. Crawford

                               POWER OF ATTORNEY
                               (David Bonderman)


      I hereby appoint Steven P. Hanson, Dario Sacomani and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.


Dated: February 7, 2002


                               /s/   DAVID BONDERMAN
                               ---------------------
                                     David Bonderman

                                POWER OF ATTORNEY
                               (Richard W. Boyce)


      I hereby appoint Steven P. Hanson, Dario Sacomani and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.


Dated: February 7, 2002


                        /s/   RICHARD W. BOYCE
                        ----------------------
                              Richard W. Boyce

                                POWER OF ATTORNEY
                                (Justin T. Chang)


      I hereby appoint Steven P. Hanson, Dario Sacomani and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.


Dated: February 7, 2002



                           /s/   JUSTIN T. CHANG
                           ---------------------
                                 Justin T. Chang

                                POWER OF ATTORNEY
                               (William A. Franke)


      I hereby appoint Steven P. Hanson, Dario Sacomani and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.


Dated: February 7, 2002



                         /s/   WILLIAM A. FRANKE
                         -----------------------
                               William A. Franke

                                POWER OF ATTORNEY
                                (John W. Marren)


      I hereby appoint Steven P. Hanson, Dario Sacomani and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.


Dated: February 7, 2002



                        /s/    JOHN W. MARREN
                        ---------------------
                               John W. Marren

                                POWER OF ATTORNEY
                               (Steven P. Hanson)


      I hereby appoint Bill George, Dario Sacomani and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Director and/or Chief Executive Officer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.


Dated:  February 7, 2002



                        /s/    STEVEN P. HANSON
                        -----------------------
                               Steven P. Hanson

                                POWER OF ATTORNEY
                                (Dario Sacomani)


      I hereby appoint Steven P. Hanson, Bill George and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Chief Financial Officer and/or Treasurer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.


Dated: February 7, 2002


                          By: /s/ DARIO SACOMANI
                             -------------------
                                  Dario Sacomani

                                POWER OF ATTORNEY
                              (Jerome N. Gregoire)


      I hereby appoint Steven P. Hanson, Dario Sacomani and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.


Dated: February 7, 2002


                         /s/   JEROME N. GREGOIRE
                         ------------------------
                               Jerome N. Gregoire

                                POWER OF ATTORNEY
                              (J. Daniel McCranie)


      I hereby appoint Steven P. Hanson, Dario Sacomani and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation's Form 10-K Annual Report for 2001, and any amendments.


Dated: February 7, 2002


                        /s/    J. DANIEL MCCRANIE
                        -------------------------
                               J. Daniel McCranie